UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2004

Motorola, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-7221

(Commission File Number)

36-1115800

(I.R.S. Employer Identification No.)

1303 East Algonquin Road, Schaumburg, Illinois 60196

(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 576-5000

Not applicable

(Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition

The information in this Form 8-K is furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 20, 2004, Motorola, Inc. issued a press release announcing financial results for the quarter ended April 3, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOTOROLA, INC.

Dated: April 20, 2004	By:	/s/ Steven J. Strobel

Steven J. Strobel Senior Vice President and Corporate Controller

3

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release by Motorola, Inc. dated April 20, 2004 announcing financial results for the quarter ended April 3, 2004.

4